UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 26, 2012

FIRST FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	000-16759	35-1546989
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One First Financial Plaza
Terre Haute, Indiana  47807

(Address of Principal Executive Offices, including Zip Code)

(812) 238-6000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02                                             Results of Operations and Financial Condition.

On April 26, 2012, First Financial Corporation (NASDAQ:THFF) (the “Registrant”) issued a press release, which was furnished as Exhibit 99.1 to the Current Report on Form 8-K (the “Original Current Report”) filed on April 26, 2012, announcing its financial results for the quarter ended March 31, 2012 and certain other information.  The press release inadvertently reflected “Average Assets” as of March 31, 2012 as $2,497,556,000 instead of $2,922,263,000.

The correction does not require any other changes to the Original Current Report or to the attached to the press release to the Original Current Report.

This information, including the information contained in the press release, is being furnished pursuant to this Item 2.02 and shall not be deemed to be “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.  In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2012

FIRST FINANCIAL CORPORATION

	By:	/s/Rodger A. McHargue
Rodger A. McHargue
Secretary/Treasurer and Chief Financial Officer

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